NEWS RELEASE

FORWARD AIR CORPORATION REPORTS SECOND QUARTER 2019 RESULTS
Reports record second quarter financial results, including revenue and cash flow from operations

Reports record year-to-date financial results, including revenue, cash flow from operations and free cash flow

GREENEVILLE, Tenn.- (BUSINESS WIRE) - July 25, 2019 - Forward Air Corporation (NASDAQ:FWRD) today reported financial results for the three and six months ended June 30, 2019.
Revenue for the three months ended June 30, 2019 increased 4.7% to $345.8 million from $330.3 million for the same period of 2018. Income from operations was $30.6 million compared to $32.9 million in the prior year period. Net income during the three months ended June 30, 2019 was $22.3 million compared to $24.3 million in the same period of 2018. Net income per diluted share for the three months ended June 30, 2019 was $0.78 compared to $0.82 in the prior year period.
Revenue for the six months ended June 30, 2019 increased 5.4% to $667.2 million from $633.0 million for the same period of 2018. Income from operations was $55.3 million compared to $57.1 million in the prior year period. Net income during the six months ended June 30, 2019 was $40.7 million compared to $42.0 million for the same period of 2018. Net income per diluted share for the six months ended June 30, 2019 was $1.41 compared to $1.42 for the same period of 2018.
For the three months ended June 30, 2019, the Company generated $30.2 million of cash flow from operations compared to $26.2 million for the same period in 2018. For the six months ended June 30, 2019, the Company generated $71.8 million of cash flow from operations compared to $67.0 million for the same period of 2018.
Earnings before interest, taxes, depreciation and amortization ("EBITDA") was $41.2 million for the three months ended June 30, 2019 compared to $43.2 million for the same period of 2018. Free cash flow was $18.6 million for the three months ended June 30, 2019 compared to $19.0 million in the prior year period.
EBITDA was $76.8 million for the six months ended June 30, 2019 compared to $78.2 million for the same period of 2018. Free cash flow was $56.4 million for the six months ended June 30, 2019 compared to $54.2 million in the prior year period.
EBITDA and free cash flow are non-GAAP financial measures and reconciliations of these non-GAAP financial measures are provided in the attached financial tables.
Tom Schmitt, Chairman, President and CEO, commenting on second quarter results said, “Our growth strategies drove our record second quarter revenue, which increased 4.7%. Our operating income grew 5.5% before considering the net impact of the $5 million vehicle reserve recorded during the quarter.”
Commenting on the Company’s second quarter results, Michael J. Morris, CFO, said, “Our second quarter earnings per share of $0.78 was below our guidance range, driven by $0.11 per share net impact from the large vehicle reserve recorded during the quarter.”  Regarding the Company’s third quarter 2019 guidance, Mr. Morris said, “We expect third quarter year-on-year revenue growth to be 7% to 11%.  We expect net income per diluted share to be between

$0.74 and $0.78 in the third quarter of 2019 compared to $0.76 in the third quarter of 2018. This earnings per share outlook reflects a $0.03 per share impact from executive transition expenses.”
On July 23, 2019, our Board of Directors declared a quarterly cash dividend of $0.18 per share of common stock.  The dividend is payable to shareholders of record at the close of business on August 22, 2019 and is expected to be paid on September 6, 2019.
This quarterly dividend is made pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.72 for the full year 2019, payable in quarterly increments of $0.18 per share of common stock.  The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance and position.

Review of Financial Results

Forward Air will hold a conference call to discuss second quarter 2019 results on Friday, July 26, 2019 at 9:00 a.m. EDT. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, where investors can easily find or navigate to pertinent information about us, or by dialing (800) 230-1092. A replay of the conference call will be available on the Investor Relations portion of the Company’s website at www.forwardaircorp.com beginning shortly after completion of the live call.

About Forward Air Corporation
Forward Air keeps your business moving forward by providing services within four business segments: Expedited LTL (provides expedited regional, inter-regional and national LTL services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, final mile solutions and customs brokerage by utilizing a comprehensive national network of terminals); Intermodal (provides first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services); Truckload Premium Services (provides expedited truckload brokerage, dedicated fleet services, as well as high-security and temperature-controlled logistics services); and Pool Distribution (provides high-frequency handling and distribution of time sensitive product to numerous destinations within a specific geographic region). For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operating revenue:
Expedited LTL	$205,722	$192,891	$384,275	$362,835
Intermodal	50,539	49,162	104,654	97,731
Truckload Premium Services	46,113	48,947	91,780	95,040
Pool Distribution	45,805	43,305	90,990	85,976
Eliminations and other operations	(2,423)	(3,962)	(4,472)	(8,631)
Operating revenue	345,756	330,343	667,227	632,951

Operating expenses:
Purchased transportation	155,124	155,716	299,138	295,382
Salaries, wages and employee benefits	80,278	72,073	156,640	141,655
Operating leases	20,326	18,006	39,499	35,970
Depreciation and amortization	10,681	10,362	21,508	21,052
Insurance and claims	13,229	10,086	22,601	17,238
Fuel expense	5,929	5,598	11,537	11,152
Other operating expenses	29,639	25,632	61,020	53,397
Total operating expenses	315,206	297,473	611,943	575,846
Income (loss) from operations:
Expedited LTL	26,889	26,526	46,436	47,298
Intermodal	5,245	5,543	11,426	9,012
Truckload Premium Services	689	1,717	1,530	1,674
Pool Distribution	1,567	1,589	2,818	2,960
Other operations	(3,840)	(2,505)	(6,926)	(3,839)
Income from operations	30,550	32,870	55,284	57,105

Other expense:
Interest expense	(581)	(483)	(1,156)	(854)
Other, net	(1)	(1)	(2)	(1)
Total other expense	(582)	(484)	(1,158)	(855)
Income before income taxes	29,968	32,386	54,126	56,250
Income tax expense	7,638	8,088	13,389	14,212
Net income and comprehensive income	$22,330	$24,298	$40,737	$42,038

Net income per share:
Basic	$0.78	$0.83	$1.42	$1.42
Diluted	$0.78	$0.82	$1.41	$1.42

Dividends per share:	$0.18	$0.15	$0.36	$0.30

Expedited LTL Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$205.7	100.0%	$192.9	100.0%	$12.8	6.6%

Operating expenses:
Purchased transportation	90.6	44.0	90.5	46.9	0.1	0.1
Salaries, wages and employee benefits	46.2	22.5	41.2	21.4	5.0	12.1
Operating leases	11.8	5.7	10.2	5.3	1.6	15.7
Depreciation and amortization	5.9	2.9	5.6	2.9	0.3	5.4
Insurance and claims	5.3	2.6	3.6	1.9	1.7	47.2
Fuel expense	2.0	1.0	1.6	0.8	0.4	25.0
Other operating expenses	17.0	8.3	13.7	7.1	3.3	24.1
Total operating expenses	178.8	86.9	166.4	86.3	12.4	7.5
Income from operations	$26.9	13.1%	$26.5	13.7%	$0.4	1.5%

Expedited LTL Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2019	2018	Change

Business days	64	64	—%

Tonnage
Total pounds ¹	626,748	668,129	(6.2)
Pounds per day ¹	9,793	10,440	(6.2)

Shipments
Total shipments ¹	1,014.3	1,094.9	(7.4)
Shipments per day ¹	15.8	17.1	(7.4)

Weight per shipment	618	610	1.3

Revenue per hundredweight	$27.39	$25.91	5.7
Revenue per hundredweight, ex fuel	22.91	21.89	4.7

Revenue per shipment	$171	$160	6.9
Revenue per shipment, ex fuel	144	136	5.9

Network revenue from door-to-door shipments as a percentage of network revenue [2,3]	39.9%	36.0%	10.8%

¹ In thousands
[2] Door-to-door shipments include all shipments with a pickup and/or delivery
[3] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial and final mile revenue

Intermodal Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$50.5	100.0%	$49.2	100.0%	$1.3	2.6%

Operating expenses:
Purchased transportation	18.2	36.0	19.4	39.4	(1.2)	(6.2)
Salaries, wages and employee benefits	12.4	24.6	10.5	21.3	1.9	18.1
Operating leases	4.0	7.9	3.9	7.9	0.1	2.6
Depreciation and amortization	1.8	3.6	1.5	3.1	0.3	20.0
Insurance and claims	1.7	3.4	1.4	2.8	0.3	21.4
Fuel expense	1.7	3.4	1.7	3.5	—	—
Other operating expenses	5.5	10.9	5.2	10.6	0.3	5.8
Total operating expenses	45.3	89.7	43.6	88.6	1.7	3.9
Income from operations	$5.2	10.3%	$5.6	11.4%	$(0.4)	(7.1)%

Intermodal Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2019	2018	Change

Drayage shipments	76,074	74,021	2.8%
Drayage revenue per shipment	$571	$565	1.1
Number of locations	21	19	10.5%

Truckload Premium Services Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$46.1	100.0%	$48.9	100.0%	$(2.8)	(5.7)%

Operating expenses:
Purchased transportation	34.5	74.8	37.0	75.7	(2.5)	(6.8)
Salaries, wages and employee benefits	4.6	10.0	4.6	9.4	—	—
Operating leases	0.4	0.9	0.1	0.2	0.3	300.0
Depreciation and amortization	1.5	3.3	1.6	3.3	(0.1)	(6.3)
Insurance and claims	1.3	2.8	0.9	1.8	0.4	44.4
Fuel expense	0.8	1.7	0.8	1.6	—	—
Other operating expenses	2.3	5.0	2.2	4.5	0.1	4.5
Total operating expenses	45.4	98.5	47.2	96.5	(1.8)	(3.8)
Income from operations	$0.7	1.5%	$1.7	3.5%	$(1.0)	(58.8)%

Truckload Premium Services Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2019	2018	Change

Total Miles ¹	19,259	20,136	(4.4)%
Empty Miles Percentage	6.6%	9.3%	(29.0)
Tractors (avg)	337	321	5.0
Miles per tractor per week [2]	1,912	2,284	(16.3)

Revenue per mile	$2.29	$2.32	(1.3)
Cost per mile	$1.83	$1.86	(1.6)%

¹ In thousands
[2] Calculated using Company-employed driver and owner-operator miles

Pool Distribution Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$45.8	100.0%	$43.3	100.0%	$2.5	5.8%

Operating expenses:
Purchased transportation	13.8	30.1	12.4	28.6	1.4	11.3
Salaries, wages and employee benefits	16.8	36.7	15.9	36.7	0.9	5.7
Operating leases	4.2	9.2	3.8	8.8	0.4	10.5
Depreciation and amortization	1.5	3.3	1.7	3.9	(0.2)	(11.8)
Insurance and claims	1.5	3.3	1.0	2.3	0.5	50.0
Fuel expense	1.5	3.3	1.6	3.7	(0.1)	(6.3)
Other operating expenses	4.9	10.7	5.3	12.3	(0.4)	(7.5)
Total operating expenses	44.2	96.5	41.7	96.3	2.5	6.0
Income from operations	$1.6	3.5%	$1.6	3.7%	$—	—%

Pool Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2019	2018	Change

Cartons ¹	23,031	20,101	14.6%
Revenue per carton	$1.99	$2.15	(7.4)
Terminals	28	28	—%

¹ In thousands

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)
	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$14,777	$25,657
Accounts receivable, net	154,715	156,359
Other current assets	23,580	19,066
Total current assets	193,072	201,082

Property and equipment	422,968	413,900
Less accumulated depreciation and amortization	214,126	204,005
Total property and equipment, net	208,842	209,895
Operating lease right-of-use assets	149,544	—
Goodwill and other acquired intangibles:
Goodwill	218,373	199,092
Other acquired intangibles, net of accumulated amortization	126,482	113,661
Total goodwill and other acquired intangibles, net	344,855	312,753
Other assets	40,244	36,485
Total assets	$936,557	$760,215

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$30,585	$34,630
Accrued expenses	50,414	39,784
Other current liabilities	6,069	—
Current portion of debt and finance lease obligations	197	309
Current portion of operating lease obligations	49,370	—
Total current liabilities	136,635	74,723

Debt and finance lease obligations, less current portion	57,311	47,335
Operating lease obligations, less current portion	100,752	—
Other long-term liabilities	51,365	47,739
Deferred income taxes	40,452	37,174

Shareholders’ equity:
Common stock	280	285
Additional paid-in capital	218,080	210,296
Retained earnings	331,682	342,663
Total shareholders’ equity	550,042	553,244
Total liabilities and shareholders’ equity	$936,557	$760,215

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	June 30, 2019	June 30, 2018
Operating activities:
Net income	$22,330	$24,298
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,681	10,362
Share-based compensation	3,197	2,417
Gain on disposal of property and equipment	(27)	(216)
Provision for loss on receivables	2	323
Provision for revenue adjustments	740	1,012
Deferred income tax expense	2,442	781
Changes in operating assets and liabilities
Accounts receivable	(4,834)	(7,537)
Prepaid expenses and other current assets	(7,683)	(6,354)
Income taxes	(6,813)	(3,196)
Accounts payable and accrued expenses	10,203	4,288
Net cash provided by operating activities	30,238	26,178

Investing activities:
Proceeds from disposal of property and equipment	865	4,195
Purchases of property and equipment	(12,508)	(11,385)
Acquisition of business, net of cash acquired	(27,000)	—
Other	6	(257)
Net cash used in investing activities	(38,637)	(7,447)

Financing activities:
Payments of finance lease obligations	(69)	(77)
Proceeds from senior credit facility	10,000	—
Proceeds from exercise of stock options	448	1,112
Payments of cash dividends	(5,144)	(4,415)
Repurchase of common stock (repurchase program)	(24,436)	(8,172)
Proceeds from common stock issued under employee stock purchase plan	261	237
Cash settlement of share-based awards for tax withholdings	(49)	(49)
Net cash used in financing activities	(18,989)	(11,364)
Net (decrease) increase in cash	(27,388)	7,367
Cash at beginning of period	42,165	12,735
Cash at end of period	$14,777	$20,102

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six months ended
	June 30, 2019	June 30, 2018
Operating activities:
Net income	$40,737	$42,038
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	21,508	21,052
Share-based compensation	6,244	4,678
Gain on disposal of property and equipment	(88)	(134)
Provision for loss on receivables	631	457
Provision for revenue adjustments	1,280	1,829
Deferred income tax expense	3,278	4,494
Changes in operating assets and liabilities
Accounts receivable	(267)	(6,732)
Prepaid expenses and other current assets	(4,984)	(3,639)
Income taxes	(2,182)	(1,428)
Accounts payable and accrued expenses	5,607	4,375
Net cash provided by operating activities	71,764	66,990

Investing activities:
Proceeds from disposal of property and equipment	1,272	4,839
Purchases of property and equipment	(16,598)	(17,606)
Acquisition of business, net of cash acquired	(27,000)	—
Other	—	(347)
Net cash used in investing activities	(42,326)	(13,114)

Financing activities:
Payments of finance lease obligations	(137)	(151)
Proceeds from senior credit facility	10,000	—
Proceeds from exercise of stock options	1,278	1,112
Payments of cash dividends	(10,333)	(8,828)
Repurchase of common stock (repurchase program)	(38,617)	(28,165)
Proceeds from common stock issued under employee stock purchase plan	261	237
Cash settlement of share-based awards for tax withholdings	(2,770)	(1,872)
Net cash used in financing activities	(40,318)	(37,667)
Net (decrease) increase in cash	(10,880)	16,209
Cash at beginning of period	25,657	3,893
Cash at end of period	$14,777	$20,102

Forward Air Corporation Reconciliation of U.S. GAAP and Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP (also referred to herein as “reported”). However, the Company also uses “non-GAAP financial measures” that are derived on the basis of methodologies other than in accordance with GAAP. Specifically, the Company believes that meaningful analysis of its financial performance in 2019 and 2018 requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company’s performance.

This press release contains the following non-GAAP financial measures on a consolidated basis: earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and six months ended June 30, 2019 and 2018; and free cash flow for the three and six months ended June 30, 2019 and 2018. The Company believes that including these items will assist investors in understanding its core operating performance and allow for more accurate comparisons of results.

The Company believes that EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance stockholder value.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the tables below present, for the periods indicated, a reconciliation of the Company's presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

Forward Air Corporation
Reconciliation to U.S. GAAP
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net income	$22,330	$24,298	$40,737	$42,038
Interest expense and other, net	582	484	1,158	855
Income tax expense	7,638	8,088	13,389	14,212
Depreciation and amortization	10,681	10,362	21,508	21,052
EBITDA	$41,231	$43,232	$76,792	$78,157

	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net cash provided by operating activities	$30,238	$26,178	$71,764	$66,990
Proceeds from disposal of property and equipment	865	4,195	1,272	4,839
Purchases of property and equipment	(12,508)	(11,385)	(16,598)	(17,606)
Free cash flow	$18,595	$18,988	$56,438	$54,223

The following table summarizes supplemental guidance information that management believes to be useful.

Forward Air Corporation
Additional Guidance Data
(In thousands, except per share data)
(Unaudited)

Three months ended
Actual	June 30, 2019
Net income	$22,330
Income allocated to participating securities	(251)
Numerator for diluted income per share - net income	$22,079

Fully diluted share count	28,373
Diluted earnings per share	$0.78

Projected	Full year 2019
Projected tax rate	25.5%

Projected capital expenditures, net	$30,500

Projected	December 31, 2019
Projected year end fully diluted share count	28,100

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to expected third quarter 2019 financial growth, including revenue growth and net income per diluted shares, full year 2019 projected tax rate, share count, capital expenditures and the future declaration of dividends.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the creditworthiness of our customers and their ability to pay for services rendered, the availability and compensation of qualified independent owner-operators and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, loss of a major customer, increasing competition and pricing pressure, our ability to secure terminal facilities in desirable locations at reasonable rates, our inability to successfully integrate acquisitions, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental and tax matters, insurance matters, the handling of hazardous materials and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2018.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Forward Air Corporation

Forward Air Corporation
Michael J. Morris, 404-362-8933
mmorris@forwardair.com